SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           FORM 8-K/A No. 3


                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities
    Exchange Act of 1934.


  Date of Report (date of earliest event reported): August 7, 1996


                      NYER MEDICAL GROUP, INC.
        (Exact Name of Registrant as Specified in its Charter)


     Florida                000-20175             01-0469607
   (State or other          (Commission           (IRS Employer
   jurisdiction of          file Number)        Identification No.)
   incorporation)

    1292 Hammond Street, Bangor, Maine              04401
 (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code (207) 942-5273



                                N/A
  (Former name or former address, if changed since last report)











This Amendment No. 3 relates to a Current Report on Form 8-K filed on
August 7, 1996 concerning an acquisition by the Registrant of a chain of 9 pharmacies operating in the metropolitan Boston under the trade name of Eaton Pharmacies.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
     Pursuant to Item 7(a)(4) of Form 8-K, the Registrant is filing the following financial statements for the acquired business.

     Financial Statements of D.A.W. Inc. for the Nine Months Ended March 31,
      1996 and the Year Ended June 30, 1995.

(b) Pro Forma Financial Information.
     Pursuant to Item 7(a)(4) of Form 8-K, the Registrant is filing the following pro forma financial information relating to the acquired business.

The following statements are located at Pages F-1 through F-19 of this report:

            Balance Sheets of D.A.W., Inc. as of March 31, 1996
              and June 30, 1995.

            Statements of Income of D.A.W., Inc. for the Nine Months Ended
              March 31, 1996 and the Year Ended June 30, 1995.

            Statements of Changes in Shareholders Equity of D.A.W., Inc. for
              the Nine Months Ended March 31, 1996 and the Year Ended
              June 30, 1995.

            Statements of Cash Flows of D.A.W., Inc. for the Nine Months Ended
              March 31, 1996 and the Year Ended June 30, 1995.

            Notes Accompanying Financial Statements of D.A.W., Inc.


            Pro Forma Condensed Balance Sheet as of June 30, 1996

            Notes to Pro Forma Balance Sheet

            Pro Forma Condensed Statement of Earnings for the year ended
              December 31, 1995

            Notes to Pro Forma Statement of Earnings for the year ended
              December 31, 1995

            Pro Forma Condensed Statement of Earnings for the six months ended
              June 30, 1996

            Notes to Pro Forma Statement of Earnings for the six months ended
              June 30, 1996





                                 SIGNATURE
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Nyer Medical Group, Inc.

  Date:  October 22, 1996               By:  /s/ Karen L. Wright
                                             Karen L. Wright
                                             Treasurer





                           Financial Statement Index


        Description

            Balance Sheets of D.A.W., Inc. as of March 31, 1996
              and June 30, 1995.                                 F 1-2

            Statements of Income of D.A.W., Inc. for the Nine Months Ended
              March 31, 1996 and the Year Ended June 30, 1995.   F-3

            Statements of Changes in Shareholders Equity of D.A.W., Inc. for
              the Nine Months Ended March 31, 1996 and the Year Ended
              June 30, 1995.                                     F-4

            Statements of Cash Flows of D.A.W., Inc. for the Nine Months Ended
              March 31, 1996 and the Year Ended June 30, 1995.   F-5

            Notes Accompanying Financial Statements of D.A.W., Inc.
                                                                 F6-F-14

                                   D.A.W. INC.

                          CONSOLIDATED BALANCE SHEETS




                                    ASSETS


                                                                    (Unaudited)
                                                   March 31,        December 31,
                                                     1996              1995

  Current assets:

      Cash                                        $   56,648       $  174,163
      Accounts receivable, less allowance for
        doubtful accounts of $32,267 at March
        31, 1996 and $35,723 at December 31,
        1995.                                        899,840          762,132
      Inventories, net                             1,082,379        1,079,168
      Prepaid expenses                                61,378           44,594
      Deferred tax assets (note 1g)                    3,949            9,677
           Total current assets                    2,104,194        2,069,734


  Property, plant and equipment, net                 413,143          464,749

  Other assets:

      Other assets, net of accumulated
        amortization of $7,646 at March 31,
        1996, and $3,915 at December 31, 1995        95,262           87,407
        (see note 3)

   Deferred assets, note 1g                          15,706           20,257


              Total assets                       $2,628,305       $2,642,147












                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS
                         SEE ACCOUNTANTS' AUDIT REPORT

                               D.A.W. INC.

                          CONSOLIDATED BALANCE SHEETS




                     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                   (UNAUDITED)
                                                   March 31,          June 30,
                                                      1996             1995


  Current liabilities:
      Notes payable-Current portion               $  315,308       $  325,571
      Accounts payable                               686,227          548,796
      Accrued payroll and related taxes                8,495            5,519
      Accrued expenses and other liabilities          87,812           72,372
           Total current liabilities               1,097,842          952,258

  Long-term debt, net of current portion             995,449        1,195,221
  Long-term accounts payable                          31,762           30,204
           Total long-term liabilities
  Minority interest                                   35,814           31,372


  Shareholders' equity:
      Common stock; no par value, 7,500 shares
        authorized; 2,500 shares issued and
        outstanding: 2000 shares                      27,169           27,169
      Additional paid-in capital                      38,652           38,652
      Retained earnings                              437,431          398,637
           Total shareholders' equity                503,252          464,458

  Total Liabilities and Equity                    $2,628,305       $2,642,141













                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS
                         SEE ACCOUNTANTS' AUDIT REPORT

                             D.A.W., INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               for the nine months ended March 31, 1996 and
                       for the year ended June 30, 1995




                                                   March 31,         June 30,
                                                      1996             1995


  Net sales and other revenues                    $10,338,333        $11,614,918




  Expenses:
      Cost of goods sold                            7,966,164         8,731,391
      Selling, general and administrative           2,251,207         2,690,278
      Interest                                         61,948            62,765
           Total expense                           10,279,319        11,484,434

      Income before provision for income taxes         59,014           130,484

      Provision for income taxes                       20,220            37,190

           Net income                              $   38,794        $   37,190






















                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS
                         SEE ACCOUNTANTS' AUDIT REPORT

D.A.W. INC.
Statement of Changes in Shareholders Equity for the nine months ended March 31, 1996 and for the year ended June 30, 1995
                                           Additional
                                             Paid in   Retained    Total
                       Common     Stock     Capital    Earnings    Equity
                       Shares     Amount

Balance at June 30, 1994: 5,520    27,169     38,652     378,806    444,627

Less: Prior Period Adjustment; Write Down
of Assets Due to
Reorganization                                           (80,518)   (80,518)

Less: Prior Period Adjustment; Correction of
Depreciation Expense of Leasehold Improvements           (55,281)   (55,281)


Add:  Prior Period Adjustment; Correction of
Deferred Tax Assets & Expense                             62,336     62,336
                          5,520    27,169     38,652     305,343    371,164

Add:  Net Income for the year ending                      93,294     93,294

Balance at June 30, 1995: 5,520    27,169     38,652     398,637    464,458

Cancellation and Exchange of Common Stock
     for Common Stock    (5,520)  (27,169)
                          2,500    27,169

Add: Net Income for the nine months
ended March 31, 1996                                     38,794     38,794

Balance at March 31, 1996:2,500    27,169     38,652    437,431    503,252



             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
              OF THESE FINANCIAL STATEMENTS
              SEE ACCOUNTANTS' AUDIT REPORT
                          F-4

                                    D.A.W., INC.
       Statements of Cash Flows for the nine months ended March 31, 1996 and for the year ended June 30, 1995

                                                    March 31,    June 30,
                                                       1996        1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                      $  38,794    $  93,294

  Non Cash Items Included in Net Income:
  Amortization and Depreciation                     126,730      171,443
  Adjustment of Assets Due to Reorganization              0      (80,518)
  Net Change in Accounts Receivable                (137,708)      59,530
  Net Change in Inventory                            (3,211)       6,840
  Net Change in Prepaid Expenses                    (16,784)       1,287
  Net Change in Deferred Tax Assets                  10,273       32,408
  Net Change in Accounts Payable                    138,989      284,746
  Net Change in Accrued Expenses & Taxes             18,416      (38,036)
     Net Cash as Provided by Operations             175,499      530,994

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Fixed Assets at Cost                  (42,288)     (85,350)
  Sale of Fixed Assets                                    0       34,919
  Acquisition of Other Assets                        (1,486)      (2,333)
       Net Cash as Used for Investing Activities (43,774) (52,764) CASH FLOWS FROM FINANCING ACTIVITIES:
  Note Borrowings                                         0      125,000
  Principal Payments - Installment Notes           (249,240)    (598,360)
       Net Cash as Used for Financing Activities   (249,240)    (473,360)

NET CHANGE IN CASH BALANCE:                        (117,515)       4,870
BEGINNING CASH BALANCE:                             174,163      169,293

ENDING CASH BALANCE:                              $  56,648    $ 174,163

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Interest Paid                                $  49,139    $  57,359
     Income Taxes Paid                            $   4,782    $  49,095
SUMMARY OF NON-CASH FINANCIAL TRANSACTIONS:
     Conversion of Payroll Tax Liabilities
       to Long Term Debt                          $       0    $ 271,710
     Non-Cash Related Party Sale of
       Intangible Asset at book value             $  31,889    $       0
     Acquisition of Fixed Assets through
     Borrowings                                   $  29,105    $  29,000
     Acquisition of Inventory through
       Borrowings                                 $       0    $ 100,411
     Acquisition of Other Assets through
     Borrowings                                   $  10,100    $  50,000


                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                     OF THESE FINANCIAL STATEMENTS
                    SEE ACCOUNTANTS' AUDIT REPORT
                                 F-5

                                 D.A.W., INC.
               Notes Accompanying Financial Statements at
                    March 31, 1996 and June 30, 1995

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES:
     A) D.A.W. Inc, (formerly known as Dumouchel Apothecary of Waltham, Inc. legally changed the corporate name on March 29, 1996) is a Massachusetts corporation engaged principally in operations of retail pharmacies in northeastern Massachusetts. The company was originally formed in 1967. As of 1992 the company along with three affiliated entities operated twelve locations. In May of 1992 due to several operating and economic reasons the companies were forced to reorganize under Chapter 11 of the U.S. Bankruptcy Laws. The companies emerged from Chapter 11 in May of 1994 as the one present company Dumouchel Apothecary of Waltham, Inc. After emerging the company sold off its non-profitable locations; and acquired two new locations. The company now has a total of 8 locations. The main focus of these retail locations is to provide customers with the personal services not found in the larger chain store pharmacies.

     B) Use of Estimates: The preparation of financial statements in conformity with the generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ form those estimates.

     C) Cash and Cash Equivalents: The corporation considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash or cash equivalents.

     D) Merchandise Inventory: Merchandise inventory consists mainly of pharmaceuticals, drugs and supplies. Inventory is valued at the lower of cost or market, using the last in first out (LIFO) cost assumption. Had actual cost or market been used inventories would have been valued at $1,565,465 at March 31, 1996. Net income before corporate taxes for the nine months ended March 31, 1996 would have been $114,309.
     Had actual cost or market been used inventories would have been valued at $1,506,959 at June 30, 1995. Net income before corporate taxes would have been $164,733. Substantially all of the merchandise inventory is pledged as collateral on various notes payable.

     E) Property, Plant and Equipment: Property, Plant and Equipment are recorded at cost. Leasehold improvements are capitalized, while repairs and maintenance costs are charged to operations as incurred. When assets are retired or disposed of, the costs of accumulated depreciated thereon are removed from the accounts, and any gains or losses are included in operations. Leasehold improvements are amortized using the straight-line method over the lease term.

                                  D.A.W. INC.
               Notes Accompanying Financial Statements at
                    March 31, 1996 and June 30, 1995


     For financial reporting purposes, depreciation is computed principally using the straight-line method over estimated service lives of the related assets as follows:

                 Store Furniture and Fixtures     5 - 12 years
                 Leasehold Improvements               10 years
                 Motor Vehicles                        5 years
                 Signs                                12 years
                 Computers and Software                5 years
                 Office Furniture and Fixtures    7 - 12 years

     Substantially all of the fixed assets are pledged as collateral on various notes payables.

     F) Other Assets: Other Assets as of March 31, 1996 and
     June 30, 1995 are as follows:

                                                  March 31,     June 30,
                                                    1996         1995

        Security and Utility Deposits               12,410     10,923
        Purchased Goodwill (net of amortization)    41,250     41,389
        Organizational Costs (net of amortization)      35         95
        Covenant not to compete                      9,678          0
        Franchise Set Up Fee                             0     35,000
        Loan Receivable- Affiliate                  31,889          0
                              Total                $95,262    $87,407


     Purchased Goodwill, which represents the excess of costs of companies acquired over the fair market value of their net assets at dates of acquisition is being amortized on the straight-line method over fifteen years. The covenant not to compete is being amortized over its life of fifteen years, using the straight-line method. The company evaluates on an on-going basis, the carrying value of assets and makes a specific provision when impairment is identified. Impairment would include for an on-going business the inability to generate operating income sufficient to cover the amortization of those assets, and in management's judgement the business will not recover from this position. Impairment would also be identified in the event of an expected loss on the sale of a business. Impairment would not be indicated where other objective evidence exists that confirms the recoverability of such assets. Presently there are no such impairments.

     Amortization expense charged to operations for all deferred charges was $3,731 and $2,941 for the periods ending
     March 31, 1996 and June 30, 1995.

                                 F-7


                               D.A.W. INC.
               Notes Accompanying Financial Statements at
                    March 31, 1996 and June 30, 1995


     The Loan Receivable - Affiliate represents a long-term interest bearing loan, to a corporation affiliated with D.A.W., Inc. through common ownership and management. (see also note 3)

     G) Income Taxes and Deferred Taxes: The corporation uses the asset and liability method of accounting for income taxes.
     Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The provision for income taxes represents the total of income taxes payable for the current year, plus the change in deferred taxes during the year.

     As of June 30, 1995 the corporation has a net operating loss
     (NOL) of $9,012 to offset future taxable income. The corporation also has available a general business tax credit of $10,181. The corporation expects to utilize the majority of the credit for the June 30, 1996 tax year.

     The provision for income taxes for the nine months ended March 31, 1996 and for the year ended June 30, 1995 are as follows:

                                             March 31,     June 30,
                                               1996         1995
             Current:
                              Federal       $ 2,931        $    636
                              State           7,016           4,146
                                              9,947           4,782

               Deferred:
               Federal                        8,062          21,704
               State                          2,211          10,704
                                             10,273          32,408
          Total Provision for Income Taxes  $20,220        $ 37,190


     The actual income tax expense differs from the expected tax computed by applying the statutory Federal and State tax rates to income before provision for income taxes as follows:

                                            March 31,     June 30,
                                               1996         1995
     Computed Federal expected income tax:    18.6%         17.1%
     Computed State expected corporate tax
               (net of federal benefit)       15.4%         11.4%
                                              34.0%         28.5%
                                 F-8

                                  D.A.W. INC.
               Notes Accompanying Financial Statements at
                    March 31, 1996 and June 30, 1995

     The tax effect of temporary differences that give rise to significant portions of the deferred tax assets at March
     31, 1996 and June 30, 1995 consists of the following:

                                                 March 31,   June 30,
                                                  1996        1995

               Depreciation                      10,639      13,436
               Allowance for Bad Debts            1,414       3,925
               Contribution Carryover                 0         128
               Net Operating Loss                     0       2,264
               General Business Credit            7,602      10,181
                                                 $19,655    $29,934

          Deferred Tax Assets- Current             3,949      9,677
          Deferred Tax Assets- Non Current        15,706     20,257
                                                 $19,655    $29,934

NOTE 2: NOTES PAYABLE:

                                                    March 31,   June 30,
                                                     1996        1995
     A) Internal Revenue Service: A note for
     pre-petition federal tax liabilities.
     The note is dated November 30, 1994 in the
     original amount of $138,980.  Principal
     payments along with interest (at an annual
     rate of 7%), are paid on a quarterly
     basis.  At the balance sheet date 8 payments
     remain.  The note will mature on April
     2, 1998.  The note is guaranteed by the
     shareholders of the corporation.               $87,598    $112,991

     B) Commonwealth of Massachusetts:  For
     pre-petition taxes, the note is dated August
     31,1994 in the original amount of $132,730
     and is payable monthly with interest at 7%.
     At the balance sheet date 29 payments
     remain.  The note will mature on August
     15, 1998.  The note is guaranteed by the
     shareholders of the corporation.               $82,377    $105,243

     C) 3 S Corp: To finance the purchase of
     inventory, fixtures, and intangibles of a
     retail location in Westwood.  The note is
     dated September 1, 1995 in the original
     amount of $39,205 and is payable monthly
     at 9%.  At the balance sheet date 5 payments
     remain.  The note will mature on September
     1, 1996 and is secured by all assets
     relating to the Westwood, MA location.         $16,764    $    0
                                 F-9
                                  D.A.W. INC.
               Notes Accompanying Financial Statements at
                    March 31, 1996 and June 30, 1995

     D) Merchants Drug Co.: To finance the
     purchase of inventory, fixtures and
     intangible assets of a new retail location
     in Danvers, MA. in the original amount of
     $70,000.  The note is payable in monthly
     installments of $1,167 without interest.
     At the balance sheet date 32 payments remain.
     The note will mature on December 1, 1998 and
     is secured by all assets relating to the
     Danvers, MA location.                          $37,333     $54,833

     E) Woodmans Drug Co. Inc.: To finance the
     purchase of inventory, fixtures and
     intangibles of a retail location in Danvers, MA
     in the original amount of $74,411.  The note
     is payable in 24 monthly payments of $2,934
     (no interest) & a final balloon payment of
     $4,000.  At the balance sheet date, including
     the balloon payment 11 payments remain.  The
     note will mature in January 1997, and is secured
     by all assets relating to the Danvers, MA
     location.                                      $33,338     $59,742

     F) McKesson Drug Co.: A pre-petition secured
     debt in the original amount of $233,461.
     After a $70,000 reduction, the note is payable
     in monthly installments of $2,724 principal
     and interest on the unpaid balance (interest
     at prime).  At the balance sheet date 39 payments
     remain.  The note will mature in June 1999 and
     is secured by all assets of the Newton, MA
     location, and then a subordinated position on
     other assets, following Donald Blodgett et al,
     and the Daly note.                            $106,250    $130,768

     G) Eileen Dumouchel: A pre-petition secured
     debt in the original amount of $100,000. After
     a $20,000 reduction, the note is payable in
     monthly payments of $1,333 and interest on the
     unpaid balance at prime.  At the balance sheet
     date 41 payments remain.  The note will mature
     in August, 2000 and is secured by assets in the
     North Shore, MA locations with the same rights
     as Donald Blodgett et al.                     $ 54,667     $66,667








                               F-10
                                     D.A.W. INC.
                Notes Accompanying Financial Statements at
                     March 31, 1996 and June 30, 1995


   H) Donald Blodgett: A pre-petition secured
   debt in the original amount of $330,00.  After
   a $30,000 reduction, the note is payable in
   monthly payments of $4,500 and interest on the
   unpaid balance at prime.  The final balloon
   payment is for $30,000.  At the balance sheet
   date including the balloon payment, 42 payments
   remain.  The note will mature in August, 2000
   and is secured by assets in the North Shore, MA
   locations with the same rights as that of
   Eileen Dumouchel.                           $214,500      $255,000

   I) James W. Daly Inc.: A pre-petition debt
   in the original amount of $800,000.  After
   $50,000 reduction and a subsequent $90,000
   reduction, the note is payable in monthly
   installments of $5,423 with a final balloon
   payment of $200,000.  After July 1, 1995
   interest shall be paid monthly at prime.  At
   the balance sheet date, including the final
   balloon payment, 64 payments remain.  The
   note will mature in July, 2001 and is secured
   by all corporate assets subordinated by all
   other notes with the exception of the IRS and
   Common Wealth of Mass notes.                  $552,930    $595,852

   J) McKesson Drug Co.: A note dated June 30,
   1995 in the original amount of $125,000.  The
   note is payable in monthly installments of
   $2.083 and interest is on the original balance
   at prime +2%.  At the balance sheet date 60
   payments remain.  Payments are to commence in
   May 1996 and the note will mature in May, 2001,
   and is secured by assets held in Newton, Mass
   location subordinated by the other McKesson
   note, and D. Blodgett et al.                  $125,000    $125,000


   K)Others:                                     $      0    $  14,695
                                                 $1,310,757  $1,520,792



   Amount classified as current notes payable:   $  315,308  $  325,571
   Amount classified as long term notes payable  $  995,449  $1,195,221





                               F-11

                                     D.A.W. INC.
                Notes Accompanying Financial Statements at
                     March 31, 1996 and June 30, 1995


   The maturities of long term debt at March 31, 1996 are as follows:
               March 31, 1997           $315,308
               March 31, 1998           $278,816
               March 31, 1999           $227,352
               March 31, 2000           $164,041
               March 31, 2001           $102,839
               Thereafter               $222,401
                                      $1,310,757

NOTE 3: RELATED PARTY TRANSACTIONS:
   The corporation shareholders and officers have entered into the following agreements with a corporation (F.M.T. Franchise Company, Inc.) related through common ownership and management.

               A) Asset Purchase Agreement: D.A.W., Inc. agrees to sell to F.M.T. for the sum of $31,889 the trade name "Eaton" and "Eaton Apothecary"; trade style and logo of "Eaton" and "Eaton
              Apothecary"; all trade designs of seller; all of sellers trade secrets; all of seller business systems to operate retail pharmacies. The $31,889 is presently a long term loan receivable due to D.A.W. Inc. Management expect full repayment by F.M.T.,
            Inc. when F.M.T. begins operations.

               B) License Agreement: F.M.T. grants D.A.W. a revocable license for the use of the items mentioned in (A), for the sum of $1.00. The agreement calls for D.A.W. to pay F.M.T. a royalty fee of 3% of gross sales on a weekly basis. All royalty fees not paid by the due date shall bear interest at a rate of 1.5% per month.

   The corporation also rents as a tenant at will, retail space at its Dorchester location, from Eileen Dumouchel (a family member of the corporation's officers). Rent Expense at this location is $27,000 and $36,000 for the periods ended March 31, 1996 and June 30,1995 respectively. There is also a note payable to Ms. Dumouchel as described in note (2).

NOTE 4: COMMITMENTS & CONTINGENCIES:
   A) Lease Obligations: In addition to the corporation's Dorchester location the corporation is committed to various leases to its 7 other
   locations.   The leases are of varying terms.  The estimated future
   minimum annual rental expenses are as follows:

                              March 31, 1997: $389,000
                              March 31, 1998: $400,200
                              March 31, 1999: $401,200
                              March 31, 2000: $402,200
                              March 31, 2001: $402,200


                               F-12

                                     D.A.W. INC.
                Notes Accompanying Financial Statements at
                      March 31,1996 and June 30, 1995

   For the nine months ended March 31, 1996 and for the year ended
   June 30, 1995 the rent expense for all locations was $292,825 and $350,930 respectively.

   B) Workman's Compensation Insurance: The corporation insures its employees against work related injuries through the Massachusetts Retail Merchants Workers' Compensation Trust. As of March 31, 1996 it has been determined that the trust has an adequate reserve to cover all expected claims. The corporation is jointly and severely liable for covered claims not paid by the trust.

   C) Stock Repurchase Agreement: The corporation has entered into an agreement with the shareholders of the corporation that upon the disability, retirement, termination, or death of the shareholder, the corporation must purchase all of the shareholders stock. The price of the stock shall be its fair market value at a date agreed to by the shareholders plus or minus any outstanding loan obligations. The corporation currently is maintaining individual term life insurance policies on all shareholders (the present face value of the terms policies is $300,000 per shareholder). The corporation can also (in cases other than death) repurchase the stock by the payment of 60 equal monthly installments with simple interest of 6%.

NOTE 5: SUBSEQUENT EVENTS:
   The corporation has entered into an informal agreement to sell 80% of its stock to Nyer Medical Group, Inc. (a public company). Under the current terms Nyer Medical will pay the shareholders an aggregate of $325,000 in cash and 20,000 to 31,000 shares of its stock (to be determined later). In addition Nyer will invest $200,000 in working capital and place $800,000 in escrow to be used as directed by the board of directors. D.A.W. Inc. and Nyer Medical, Inc. will jointly control the board of directors of D.A.W. Inc. If D.A.W. Inc. does not generate at least $300,000 in adjusted pre-tax earnings in the first year of operations after the acquisition, the purchase price may be adjusted.

NOTE 6: STOCKHOLDERS' EQUITY:
   On March 29, 1996 the directors elected to cancel all existing and outstanding stock certificates (5,520 shares of no par common) and exchange them for 2,500 shares of no par common stock. There was no effect on the corporation's equity value.

   On July 1, 1994 there were three prior adjustments to retained earnings. They were as follows"

               A) Only July 1, 1994 due to Chapter 11 reorganization the assets of the corporation were written down to their fair market value and depreciation calculated over the remaining useful lives.
          The cumulative change to retain earnings was a reduction of $80,518.



                               F-13
                                     D.A.W. INC.
                Notes Accompanying Financial Statements at
                     March 31, 1996 and June 30, 1995

               B) At March 31, 1996 it was determined that the estimated lives of leasehold improvements was being calculated incorrectly. Therefore the July 30, 1995 income statement was restated to reflect the additional $14,870 of depreciation. Also the July 1, 1994 retained earnings was adjusted to reflect the prior period adjustment of $55,281 of additional depreciation.

               C) At March 31, 1996 it was determined that the corporation had incorrectly calculated its deferred tax assets/ The July 30, 1995 income statement was restated to reflect the additional $32,408 provision for income taxes. Also the July 1, 1994 retained earnings was adjusted to reflect the prior period adjustment of $62,336 of additional deferred tax assets.


                               F-14






Pro Forma Condensed Balance Sheet as of June 30, 1996                   F-15
 Notes to Pro Forma Balance Sheet                                       F-16
 Notes Accompanying Financial Statements of D.A.W., Inc.                F-16
 Pro Forma Condensed Statement of Earnings for the year ended
              December 31, 1995                                         F-17
 Notes to Pro Forma Condensed Statements of Earnings for the year ended
              December 31, 1995                                         F-17
 Pro Forma Condensed Statement of Earnings for the six months ended
              June 30, 1996                                             F-18
 Notes to Pro Forma Condensed Statement of Earnings for the six months
              ended June 30, 1996                                       F-19





NYER MEDICAL GROUP, INC. AND SUBSIDIARIES PRO FORMA CONDENSED
BALANCE SHEET
The following pro forma condensed balance sheet combines the consolidated balance sheet for Nyer Medical Group, Inc. and Subsidiaries as of June 30, 1996 and the combined balance sheet for D.A.W., Inc. and F.M.T., Inc. as of June 30, 1996 after giving the effect to the adjustments described in Note A below.

This pro forma condensed balance sheet should be read in conjunction with the financial statements and related notes of D.A.W., Inc. included elsewhere in this filing and Nyer Medical Group, Inc. and Subsidiaries Form 10-QSB dated June 30, 1996.



                 Nyer Medical     D.A.W. Inc.&                       Combined
                 Group,          F.M.T. Inc.       Pro Forma        Pro Forma
                 June 30, 1996    June 30, 1996     Adjustments     (Unaudited)

Balance Sheet

Cash            $ 4,687,392      $  250,409         $ (325,000)6   $ 4,612,801

Accounts Receivable, net
                  1,696,804         919,631                          2,616,435
Inventories, net
                  1,450,945       1,103,462            486,9831      3,041,390
Prepaid expenses
                     38,013          44,589                             82,602
Deferred taxes
                                      8,713                              8,713
Receivable from rel parties
                      7,501          31,889           ( 31,889)10        7,501
       Total Current Assets
                  7,880,655       2,358,693            130,094      10,369,442

Property, plant & equipment
                  1,365,355       1,859,759         (1,684,725)2     1,540,389
Less accumulated depreciation
  & amortization   (623,612)     (1,471,312)         1,471,312 2      (623,612)
       Total PP&E   741,743         388,447           (213,413)        916,777

Goodwill, net       572,517          49,365            (49,365)        572,517
Deferred taxes                        2,716            210,508         213,224
Other
                    145,145          47,608            299,521         492,274
Total other assets  717,662          99,689            460,663       1,278,014
             Total assets
                 $9,340,060      $2,846,829         $  377,345     $12,564,234


       Nyer Medical     D.A.W. Inc.&                       Combined
       Group,          F.M.T. Inc.       Pro Forma        Pro Forma
       June 30, 1996    June 30, 1996     Adjustments     (Unaudited)

Notes payable to rel parties
    $  324,324      $   47,889        $   (31,889)10  $   340,324
Current portion-ltd
        35,383         284,529                            319,912
Accounts payable
     1,175,347         926,339                          2,101,686
Deferred taxes                            212,0008        212,000
Accrued payroll & rel taxes
        190,545          71,357                            261,902
Accrued other expenses
         93,619          54,864                            148,483
       Total current liabilities
      1,819,218       1,384,978            180,111       3,384,307

Long term debt
        435,271         813,408                          1,248,679
Due to related parties
                         34,667                             34,667
Other liabilities
                        107,245                            107,245
Minority interest
        142,239                            348,8306        491,069

Preferred stock-Class A
              1                                                  1
Preferred stock-Class B
             30                                                 30
Common stock
             349          37,169            (37,167)            351
Additional paid in capital
       9,844,412          38,652            316,281      10,199,345
Accumulated deficit
      (2,901,460)        430,710           (430,710)7    (2,901,460)
       Total stockholders'
         equity
       6,943,332         506,531           (151,596)      7,298,267

   Total liabilities and
       stockholders' equity
     $9,340,060      $2,846,829        $   377,345     $12,564,234
                                      F-15

Notes To Pro Forma Balance Sheet
  A. The adjustments to the pro forma balance sheet assume the acquisition of D.A.W., Inc. & F.M.T., Inc. by Nyer Medical Group, Inc. was consummated on June 30, 1996. The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principles Board Opinion Number 16:

1. Adjustment to record the cash payment of $325,000 to the sellers for a non-compete agreement.
2. Elimination of D.A.W., Inc.'s LIFO reserve to adjust the inventory to fair market value.
3. Elimination of intercompany balances between D.A.W., Inc. and F.M.T., Inc.
4. Adjustment to reflect the cost of D.A.W., Inc.'s and F.M.T., Inc.'s fixed assets to their fair market value and proportionate allocation of the excess of the fair market values of assets acquired over the purchase price.
5. Adjustment to reflect the fair market value of D.A.W., Inc.'s goodwill at zero.
6. Adjustment to record deferred taxes for the difference between the book basis and the tax basis of net assets acquired.
7. Adjustment to reflect the fair market value of other non-current assets acquired and proportionate allocation of the excess of the fair market values of assets acquired over the purchase price.
8. Adjustments to reflect the issuance of Nyer Medical Group, Inc.'s common stock totalling $297,500 in conjunction with the purchase of D.A.W., Inc.'s and F.M.T., Inc.'s stock .
9. Elimination of D.A.W., Inc.'s and F.M.T., Inc.'s equity accounts and adjustment for the minority shareholders.
                            F-16

NYER MEDICAL GROUP, INC. AND SUBSIDIARIES PRO FORMA CONDENSED
STATEMENT OF EARNINGS

The following pro forma condensed statement of earnings combines the consolidated statement of earnings for Nyer Medical Group, Inc. for the year ended December 31, 1995 and the combined statement of earnings for D.A.W., Inc. and F.M.T., Inc. for the year ended December 31, 1995 after giving effect to the pro forma adjustments described in Note B below.
This pro forma condensed statement of earnings should be read in conjunction with the financial statements and related notes of D.A.W., Inc. included elsewhere in this filing and Nyer Medical Group, Inc. and Subsidiaries; Form 10-K dated December 31, 1995. This statement does not purport to be indicative of the results which actually would have occurred had the acquisition been made on or prior to January 1, 1995.




       Year-ended December 31, 1995
   Nyer Medical     D.A.W. Inc.&      Pro Forma   Combined
   Group,          F.M.T. Inc.       Adjustments Pro Forma
                                                 Unaudited

Net sales
$ 9,046,018      $12,791,981       $           $21,837,999

Cost of goods sold
  6,966,817        9,712,951           59,1521  16,738,920
SG&A expenses
  2,600,454        2,979,772          (67,075)   5,513,151
R&D expenses
     21,000                                         21,000
  9,588,271       12,692,723           (7,923)  22,273,071

Operating income(loss)
   (542,253)          99,258            7,923     (435,072)

Interest expense
    (63,806)         (78,597)                     (142,403)
Interest income
      9,068           22,587          (16,250)4     15,405
Other
       (789)          13,176                        12,387
Minority interest
     12,511                             9,7005      22,211

Net income(loss) before tax
   (585,269)          56,424            1,373     (527,472)

Income taxes
                     (27,150)           8,1506     (19,000)

Net income(loss)
   (585,269)          29,274            9,523     (546,472)




Notes to Pro Forma Statement of Earnings

B. The adjustments to the pro forma statement of earnings assume the acquisition of D.A.W., Inc. and F.M.T., Inc. by Nyer Medical Group, Inc. was consummated on January 1, 1995. The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principle Board Opinion Number 16:

1.  Elimination of the current year's LIFO charge recorded by D.A.W., Inc.
2.  Additional amortization expense of the non-compete agreement for $65,000.
3. Adjustment for depreciation expense on the net amount of fair market value of fixed assets acquired less allocation of the excess of the fair market value of assets acquired over the purchase price. Fixed assets and other non-current assets acquired are being depreciated of amortized over periods ranging from 3to15 years.
4. Reduction of interest income of $16,250 resulting from reduced investment balances at applicable rates.
5.  Adjustment for minority interest on earnings.
6.  Adjustment for income taxes based on applicable rates.
                                   F-17
NYER MEDICAL GROUP, INC. AND SUBSIDIARIES PRO FORMA CONDENSED
STATEMENT OF EARNINGS

The following pro forma condensed statement of earnings combines the consolidated statement of earnings for Nyer Medical Group, Inc. and Subsidiaries for the six months ended June 30, 1996 and the combined statement of earnings for D.A.W., Inc. and F.M.T., Inc. for the six months ended June 30, 1996 after giving the effect to the pro forma adjustments described in Note C below.

This pro forma condensed statement of earnings should be read in conjunction with the financial statements and related notes of D.A.W., Inc. included elsewhere in this filing and Nyer Medical Group, Inc. and Subsidiaries' Form 10-QSB dated June 30, 1996. This statement does not purport to be indicative of the results which actually would have occurred had the acquisition been made on or prior to January 1, 1996.
  Six months ended June 30, 1996
 Nyer Medical     D.A.W. Inc.&      Pro Forma   Combined
  Group,          F.M.T. Inc.       Adjustments Pro Forma
                                                Unaudited

Net sales
$  7,109,115      $  7,401,986    $            $14,511,101

Cost of goods sold
  5,698,920         5,862,217       38,3971    11,600,074
SG&A expenses
  1,478,999         1,609,060      (48,778)     3,039,281
  7,177,919         7,471,277       (9,841)    14,639,355


Operating income(loss)
    (68,804)          (69,291)       9,841       (128,254)

Interest expense
    (33,376)          (32,819)                    (66,195)
Interest income
     49,048            12,547       (8,125)5       53,470
Other
      2,199             4,980                       7,179
Minority interest
     (5,829)                        14,3186         8,489

Net income(loss) before tax
     (56,762)          (84,583)      16,034       (125,311)

Income taxes
                         (633)         6337             0

Net income(loss)
 $    (56,762)     $    (85,216)   $  16,667    $  (125,311)


                                                     F-18



























NOTES TO PRO FORMA STATEMENT OF EARNINGS

C. The adjustments to the pro forma statement of earnings assume the acquisition of D.A.W. Inc. and F.M.T. Inc. by Nyer Medical Group, Inc. was consummated on January 1, 1996. The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principle Board Opinion Number 16.

1. Elimination of the current year's LIFO charge recorded by D.A.W., Inc.
2. Additional amortization expense of the non-compete agreement for $32,500.
3. Adjustment for depreciation expense on the net amount of fair market value of assets acquired over the purchase price.
    Fixed assets and other non-current assets acquired are being depreciated or amortized over periods ranging from 3 to 15 years.
4. Reduction of interest income of $8,125 resulting from reduced investment balances at applicable rates.
5.  Adjustment for minority interest on earnings.
6. Adjustment for income taxes assuming any net operating loss benefit would be offset by a 100% valuation allowance.

                               F-19

































                     HOLBROOK, KAPLAN, and PASTORE
                   Certified Public Accountants P.C.
                           292 Tosca Drive
                         Stoughton, MA  02072
                   (617)-341-3266 Fax: (617)-341-3279


Board of Directors and Shareholders of
D.A.W., Inc. and F.M.T. Franchise Company, Inc.
Nyer Medical Group, Inc.

RE: Consent of Independent Accountants


We consent to the incorporation by reference on Form 8-K/A No. 3 of our reports dated June 18, 1996, on our audits of the financial statements of D.A.W. Inc. as of March 31, 1996 and June 30, 1995, and for the 9 months ended March 31, 1996 and the year ended
June 30, 1995.



                              Holbrook, Kaplan and Pastore, CPAs, P.C.

                              /s/ Holbrook, Kaplan and Pastore,
                                  CPA's, P.C.

                              Stoughton, Massachusetts
                              October 22, 1996